UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHlNGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

VAXCYTE, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit requirement by Item 25(b) per Exchange Act Rules 14a-6(i)(l ) and 0-11.

Your Vote Counts! VAXCYTE, INC. 2023 Annual Meeting Vote by June 12, 2023 8:59 PM PT / 11:59 PM ET [Graphic Appears Here] VAXCYTE, INC. 825 INDUSTRIAL ROAD SUITE 300 SAN CARLOS, CA 94070 [Graphic Appears Here] V11051-P87239 You invested in VAXCYTE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. [Graphic Appears Here] For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number [Graphic Appears Here] Vote Virtually at the Meeting* June 13, 2023 8:30 AM PT / 11:30 AM ET Virtually at: www.virtualshareholdermeeting.com/PCVX2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Before voting, we encourage you to access and review the proxy materials, which contain important information and are available on the Internet or by mail. Voting Items Board Recommends 1. Election of Class III Directors Nominees would serve until the 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Nominees: For 01) Halley Gilbert, J.D. 02) Michael E. Kamarck, Ph.D. 03) Grant E. Pickering, M.B.A 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. For NOTE: The proxies may vote in their discretion upon any other business that may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V11052-P87239